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                                                                    EXHIBIT (24)

                            FIRST UNION CORPORATION
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Mark C. Treanor and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to any transactions entered into by the Corporation pursuant to the resolutions adopted by the Board of Directors on August 15, 2000, or any subsequent readoption of such resolutions, and to sign any and all amendments to such Registration Statements.

                     SIGNATURE                                           CAPACITY
                     ---------                                           --------

             /s/ EDWARD E. CRUTCHFIELD               Chairman and Director
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               Edward E. Crutchfield

              /s/ G. KENNEDY THOMPSON                President and Chief Executive Officer and
---------------------------------------------------    Director
                G. Kennedy Thompson

               /s/ ROBERT T. ATWOOD                  Executive Vice President and Chief Financial
---------------------------------------------------    Officer
                 Robert T. Atwood

                /s/ JAMES H. HATCH                   Senior Vice President and Corporate Controller
---------------------------------------------------    (Principal Accounting Officer)
                  James H. Hatch

                /s/ EDWARD E. BARR                   Director
---------------------------------------------------
                  Edward E. Barr

               /s/ G. ALEX BERNHARDT                 Director
---------------------------------------------------
                 G. Alex Bernhardt

               /s/ ERSKINE B. BOWLES                 Director
---------------------------------------------------
                 Erskine B. Bowles

               /s/ W. WALDO BRADLEY                  Director
---------------------------------------------------
                 W. Waldo Bradley

                /s/ ROBERT J. BROWN                  Director
---------------------------------------------------
                  Robert J. Brown

                 /s/ A. DANO DAVIS                   Director
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                   A. Dano Davis

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
                     SIGNATURE                                           CAPACITY
                     ---------                                           --------

             /s/ NORWOOD H. DAVIS, JR.               Director
---------------------------------------------------
               Norwood H. Davis, Jr.

                  /s/ B. F. DOLAN                    Director
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                    B. F. Dolan

               /s/ RODDEY DOWD, SR.                  Director
---------------------------------------------------
                 Roddey Dowd, Sr.

            /s/ WILLIAM H. GOODWIN, JR.              Director
---------------------------------------------------
              William H. Goodwin, Jr.

                /s/ FRANK M. HENRY                   Director
---------------------------------------------------
                  Frank M. Henry

                                                     Director
---------------------------------------------------
                 James E. S. Hynes

                /s/ ERNEST E. JONES                  Director
---------------------------------------------------
                  Ernest E. Jones

                /s/ HERBERT LOTMAN                   Director
---------------------------------------------------
                  Herbert Lotman

               /s/ RADFORD D. LOVETT                 Director
---------------------------------------------------
                 Radford D. Lovett

              /s/ MACKEY J. MCDONALD                 Director
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                Mackey J. McDonald

              /s/ PATRICIA A. MCFATE                 Director
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                Patricia A. McFate

                /s/ JOSEPH NEUBAUER                  Director
---------------------------------------------------
                  Joseph Neubauer

               /s/ JAMES M. SEABROOK                 Director
---------------------------------------------------
                 James M. Seabrook

                 /s/ RUTH G. SHAW                    Director
---------------------------------------------------
                   Ruth G. Shaw

                /s/ LANTY L. SMITH                   Director
---------------------------------------------------
                  Lanty L. Smith

Dated: August 15, 2000
Charlotte, North Carolina